SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934


                               February 27, 1998
                       (Date of Earliest Event Reported)


      AIRPLANES LIMITED                            AIRPLANES U.S. TRUST

(Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                  Agreement)


      Jersey, Channel Islands                      Delaware
        (State or Other Jurisdiction of Incorporation or Organization)

      33-99970-01                                  13-3521640
      (Commission File                             (IRS Employer
      Number)                                      Identification No.)


      Airplanes Limited                            Airplanes U.S. Trust
      22 Grenville Street                          1100 North Market Street
      St. Helier                                   Rodney Square North
      Jersey, JE4 8PX                              Wilmington, Delaware
      Channel Islands                              19890-0001
      (011 44 1534 609 000)                        (1-302-651-1000)

      (Addresses and Telephone Numbers, Including Area Codes, of
           Registrants' Principal Executive Offices)


Item 5. Other Events


       Press Release dated February 27, 1998



                                AIRPLANES GROUP
                                 PRESS RELEASE

Airplanes Limited and Airplanes U.S. Trust (together, "Airplanes Group") announce the proposed public offering (the "Offering") of new pass through trust certificates (the "1998 Refinancing Certificates") in the aggregate amount of approximately $2.4 billion pursuant to a registration statement to be filed with the U.S. Securities and Exchange Commission.

Airplanes Group will use the net proceeds of the Offering to refinance the outstanding $850 million of Subclass A-1 Certificates, $750 million of Subclass A-2 Certificates, $500 million of Subclass A-3 Certificates and $337 million of Class B Certificates.

The 1998 Refinancing Certificates are expected to be issued in the following subclasses and classes:

                        Subclass A-6      Subclass A-7      Subclass A-8      New Class B
                        Certificates      Certificates      Certificates      Certificates
                        ------------      ------------      ------------      ------------
Aggregate
Principal Amount        $850,000,000      $500,000,000      $750,000,000      $337,000,000

Expected Ratings
   DCR............          AA                 AA                AA                A
   Moody's........          Aa2                Aa2               Aa2               A2
   Standard &
   Poor's.........          AA                 AA                AA                A

Expected Final
Payment Date            January 15, 2004  March 15, 2001   March 15, 2003    March 15, 2009

Expected
Weighted
Average Life            3.1 years         3.0 years           5.0 years        6.1 years

Airplanes Group intends to complete the Offering of the 1998 Refinancing Certificates and to receive the proceeds therefrom on or prior to the March 16, 1998 Payment Date. On the March 16, 1998 Payment Date and assuming the Offering is completed, the existing Subclass A-1, A-2, A-3 and Class B Certificates will be repaid in full at par together with accrued and unpaid interest in accordance with their terms.

Holders of Subclass A-1, Subclass A-2, Subclass A-3 and Class B Certificates should note that there can be no assurance that Airplanes Group will complete the Offering of 1998 Refinancing Certificates or refinance all or any of such Certificates. Failure to refinance any such Certificates on March 16, 1998 will not constitute a default on the Certificates or otherwise result in any penalty payable by Airplanes Group except that Step-Up Interest of 0.50% per annum will become payable on the Outstanding Principal Balance of the Subclass A-1 Certificates from and including March 16, 1998 until such Subclass A-1 Certificates are repaid in full.

A registration statement relating to these securities has not yet been declared effective by the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer or invitation to sell or solicitation of an offer or invitation to buy nor shall there be any sale of these securities in any state, country or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, country or jurisdiction.

For additional information please contact Edward Hansom or Paul Farrell at:
+353 61 706505 or +353 61 706408

February 27, 1998


                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                  AIRPLANES LIMITED


Date: February 27, 1998                           /s/ Roy M. Dantzic*
                                                  -------------------------
                                                  Director and Officer


Date: February 27, 1998                           AIRPLANES U.S. TRUST


                                                  /s/ Roy M . Dantzic*
                                                  -------------------------
                                                  Controlling Trustee
                                                  and Officer


                                                  *By: /s/ Michael Walsh
                                                  -------------------------
                                                  Attorney-in-Fact




                                 EXHIBIT INDEX


Exhibit A - Power of Attorney for Airplanes Limited
Exhibit B - Power of Attorney for Airplanes U.S. Trust